Exhibit 99.2

PROSPERITY BANCSHARES, INC.

UNAUDITED PRO FORMA CONSOLIDATED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated combined financial statements of Prosperity Bancshares, Inc. (“Prosperity”) as of September 30, 2006 and for the nine months ended September 30, 2006 and the year ended December 31, 2005 are presented to show the impact on Prosperity’s historical financial position and results of operations:

•	the completion by Prosperity of the SNB Bancshares, Inc. acquisition, which was consummated on April 1, 2006;

•

the completion by Prosperity of the Texas United Bancshares, Inc. (“Texas United”) acquisition and the issuance of shares of Prosperity common stock to the shareholders of Texas United in connection with the acquisition, which was consummated on January 31, 2007;

•	with respect to the year ended December 31, 2005 only, the completion by Prosperity of the First Capital Bankers, Inc. acquisition, which was consummated on March 1, 2005;

•	with respect to the year ended December 31, 2005 only, the completion by Prosperity of the Grapeland Bancshares, Inc. acquisition, which was consummated on December 1, 2005; and

•	with respect to the year ended December 31, 2005 only, the completion by Texas United of the Gateway Holding Company acquisition, which was consummated on December 1, 2005.

The unaudited Pro Forma Consolidated Combined Balance Sheet reflects the historical position of Prosperity and Texas United at September 30, 2006, with pro forma adjustments based on the assumption that the acquisition was completed on September 30, 2006. The pro forma adjustments are based on the purchase method of accounting. The unaudited Pro Forma Consolidated Combined Statements of Income assume that the acquisition was consummated on January 1, 2005. The adjustments are based on information available and certain assumptions that Prosperity believes are reasonable.

The unaudited Pro Forma Consolidated Combined Statement of Income for the nine months ended September 30, 2006 assumes that the SNB Bancshares acquisition was consummated on January 1, 2006. The unaudited Pro Forma Consolidated Combined Statement of Income for the year ended December 31, 2005 assumes that each of the SNB Bancshares acquisition, the Grapeland Bancshares acquisition and the First Capital acquisition by Prosperity was consummated on January 1, 2005 and that the Gateway Holding Company acquisition by Texas United was consummated on January 1, 2005.

The following information should be read in conjunction with and is qualified in its entirety by Prosperity’s consolidated financial statements and accompanying notes included in its Annual Report on Form 10-K for the year ended December 31, 2005 and unaudited consolidated financial statements and accompanying notes included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and by Texas United’s consolidated financial statements and accompanying notes included in its Annual Report on Form 10-K for the year ended December 31, 2005 and unaudited consolidated financial statements and accompanying notes included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

The unaudited pro forma consolidated combined financial statements are intended for informational purposes and are not necessarily indicative of the future financial position or future operating results of the combined company or of the financial position or operating results of the combined company that would have actually occurred had the Texas United acquisition or the other acquisitions been in effect as of the date or for the periods presented.

UNAUDITED PRO FORMA CONSOLIDATED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2006

	Prosperity Historical	Texas United Historical	Pro Forma Adjustments			Pro Forma Combined
	(In thousands, except per share data)
Assets
Cash and due from banks	$85,106	$57,030		$(30,475)	(a)	$111,661
Federal funds sold	31,074	45,710		—		76,784

Total cash and cash equivalents	116,180	102,740		(30,475)		188,445
Interest-bearing deposits in financial institutions	397	—				397
Available for sale securities, at fair value	377,384	252,118				629,502
Held to maturity securities, at cost	1,189,094	25,580		(120)	(b)	1,214,554
Total loans	2,214,401	1,269,244			(c)	3,483,645
Less allowance for credit losses	(24,093)	(10,600)				(34,693)

Loans, net	2,190,308	1,258,644				3,448,952
Bank premises and equipment, net	63,118	63,299				126,417
Accrued interest receivable	20,091	10,228				30,319
Goodwill	425,073	86,468		188,936	(d)	700,477
Core deposit intangibles	24,285	12,042		30,995	(e)	67,322
Other intangibles	—	5,647				5,647
Other real estate owned	59	1,867				1,926
Other assets	49,727	36,289				86,016

Total assets	$4,455,716	$1,854,922		$189,336		$6,499,974

Liabilities and Shareholders’ Equity
Deposits
Noninterest-bearing	$809,836	$395,072	$			$1,204,908
Interest-bearing	2,783,309	955,118				3,738,427

Total deposits	3,593,145	1,350,190				4,943,335
Other liabilities	31,956	42,284				74,240
Other borrowings	79,943	237,758		(9,000)	(f)	308,701
Junior subordinated debentures	100,519	49,996		(7,210)	(g)	143,305

Total liabilities	3,805,563	1,680,228		(16,210)		5,469,581

Shareholders’ equity:
Common stock	32,824	10,690		(10,690)	(h)	43,537
				10,713	(i)
Capital surplus	425,300	129,676		(129,676)	(h)	794,827
				369,527	(i)
Retained earnings	196,668	38,986		(38,986)	(h)	196,668
Accumulated other comprehensive income, net of unrealized gains (losses) on available for sale securities	(4,032)	(4,541)		4,541	(j)	(4,032)
Less treasury stock, at cost	(607)	(117)		117	(h)	(607)

Total shareholders’ equity	650,153	174,694		205,546		1,030,393

Total liabilities and shareholders’ equity	$4,455,716	$1,854,922		$189,336		$6,499,974

(a)	This adjustment represents the cash payments expected to be made for the following items required by the merger agreement (in thousands):

Payoff of Texas United line of credit with a commercial bank	$9,000
Payments to certain officers and directors of Texas United (including income tax not deductible by Texas United)	14,247
Redemption of junior subordinated debentures issued to GNB Capital Trust I	7,210
Cash paid to Texas United option holders that elect to receive a cash payment in exchange for their options	18

Total cash payment	$30,475

(b)	This adjustment represents the write-down of Texas United’s held to maturity securities to market value as part of the purchase accounting transactions.

(c)	Loans and deposits are currently being evaluated for any fair value adjustments that may be required, therefore no pro forma adjustments have been made at this time.

(d)	This adjustment represents the amount of goodwill expected to be recorded in the acquisition of Texas United, less amounts allocated to the estimated identifiable intangible assets, payments to certain officers and directors of Texas United and the write-down of held to maturity securities to market value, calculated as follows (in thousands):

Purchase price for Texas United (based on the closing price of Prosperity common stock of $35.00 as of January 31, 2007):

Total purchase price	$380,240
Less: Texas United equity at book value	(174,694)
Add: Allocated to write-down of held to maturity securities	120
Payments to certain officers and directors of Texas United	14,265
Allocated to core deposits intangibles	(30,995)

Total goodwill adjustment	$188,936

(e)	This adjustment represents the recognition of core deposit intangibles expected to be acquired in the Texas United acquisition.

(f)	This adjustment represents the payoff of Texas United’s line of credit with a commercial bank that is secured with stock of State Bank as required by the merger agreement.

(g)	This adjustment represents the redemption of the junior subordinated debentures issued to GNB Capital Trust I as required by the merger agreement.

(h)	This adjustment represents the elimination of equity of Texas United as a part of the purchase accounting transactions.

(i)	This adjustment represents (i) the issuance of 10.713 million shares of Prosperity common stock to shareholders of Texas United, based on (a) 10.684 million shares of Texas United common stock outstanding as of September 30, 2006, (b) the issuance of $1.0 million in shares of restricted Prosperity common stock (28,802 shares at $35.00 per share) as set forth in the employment agreements to be entered into pursuant to the merger agreement, (c) the closing price of Prosperity common stock on January 31, 2007 of $35.00 per share and (ii) the issuance of options to acquire 179,956 shares of Prosperity common stock, with an aggregate value of $6.3 million based on the closing price of Prosperity common stock on January 31, 2007 of $35.00.

(j)	This adjustment represents the elimination of Texas United unrealized loss on available for sale securities.

UNAUDITED PRO FORMA CONSOLIDATED

COMBINED STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

	Prosperity Historical	SNB Bancshares Historical	Pro Forma Adjustments			Adjusted Prosperity Subtotal	Texas United Historical	Pro Forma Adjustments			Pro Forma Combined
	(In thousands, except per share data)
Interest income:
Loans, including fees	$113,685	$11,391	$			$125,076	$76,693	$			$201,769
Securities	54,598	3,055				57,653	8,889				66,542
Federal funds sold and other interest income	563	160				723	937				1,660

Total interest income	168,846	14,606				183,452	86,519				269,971
Interest expense:
Deposits	57,487	5,783				63,270	19,474				82,744
Federal funds purchased and other borrowings	4,123	170				4,293	9,053		(359	)(d)	12,987
Junior subordinated debentures	5,497	589				6,086	2,679		(575	)(e)	8,190

Total interest expense	67,107	6,542				73,649	31,206		(934)		103,921

Net interest income	101,739	8,064				109,803	55,313		934		166,050
Provision for credit losses	360					360	2,266				2,626

Net interest income after provision for credit losses	101,379	8,064				109,443	53,047		934		163,424
Noninterest income:
Customer service fees	20,610	291				20,901	8,708				29,609
Other	5,131	183				5,314	10,503				15,817
Gain on sale of loans	—	445				445	—				445
Gain (loss) on sale of securities	—	(16)				(16)	(132)				(148)

Total noninterest income	25,741	903				26,644	19,079				45,723
Noninterest expense:
Salaries and employee benefits	31,195	9,075		(5,904	)(a)	34,366	31,601		(6,569	)(f)	59,689
									291	(g)
Net occupancy expense	5,814	889		(294	)(a)	6,409	8,126		(596	)(f)	13,939
Data processing	2,728	702		(309	)(a)	3,121	1,160		(893	)(f)	3,388
Core deposit intangibles amortization	3,616	—		229	(b)	3,845	1,104		4,125	(h)	9,074
Other	15,124	4,403		(2,978	)(a)	16,549	13,531		(2,987	)(f)	27,093

Total noninterest expense	58,477	15,069		(9,256)		64,290	55,522		(6,629)		113,183

Income (loss) before federal income taxes	68,643	(6,102)		9,256		71,797	16,604		7,563		95,964
Provision for federal income taxes	23,520	(2,143)		3,152	(c)	24,529	5,180		2,540	(i)	32,249

Net income (loss)	$45,123	$(3,959)		$6,104		$47,268	$11,424		$5,023		$63,715

Basic earnings (loss) per share:
Earnings (loss) per share	$1.45	$(0.32)				$1.45	$1.12				$1.47
Weighted average shares outstanding	31,053	12,436				32,536	10,230				43,249
Diluted earnings (loss) per share:
Earnings (loss) per share	$1.43	$(0.29)				$1.44	$1.10				$$1.46
Weighted average shares outstanding	31,452	13,687				32,935	10,369				43,648

(a)	This adjustment represents the reversal of direct acquisition entries booked by SNB Bancshares in connection with the acquisition of SNB Bancshares by Prosperity.

(b)	This adjustment represents three months of amortization on core deposit intangibles of $5.7 million acquired in the acquisition of SNB Bancshares, which is being amortized on an accelerated basis over eight years.

(c)	This adjustment represents the net federal income tax effect of the pro forma adjustments using an effective tax rate of 34.05%. Prosperity’s statutory tax rate for this period was 35%. Management of Prosperity believes that the effective tax rate more accurately reflects the tax that will be incurred by the combined companies.

(d)	This adjustment represents the interest savings from the repayment of Texas United’s line of credit with a commercial bank that is secured with stock of State Bank as required by the merger agreement.

(e)	This adjustment represents the recapture of nine months of interest expense that has been paid on the junior subordinated debentures of Texas United issued to GNB Capital Trust I, which debentures will be redeemed as required by the merger agreement.

(f)	This adjustment represents the anticipated operational cost savings in connection with the acquisition of Texas United for the combined company over a nine month period. Prosperity anticipates that these savings will occur through the combination of back office operations and elimination of duplicate general, administrative and salary and benefits expense.

(g)	This adjustment represents nine months of expense related to the issuance of $1.0 million in shares of restricted Prosperity common stock (28,802 shares at $35.00 per share price of Prosperity common stock) to certain officers of Texas United as provided by employment agreements with such officers, which employment agreements are required by the merger agreement.

(h)	This adjustment represents nine months of amortization on core deposit intangibles of $31.0 million acquired in the acquisition of Texas United, which will be amortized on an accelerated basis over ten years.

(i)	This adjustment represents the net federal income tax effect of the pro forma adjustments using an effective tax rate of 33.60%. Prosperity’s statutory tax rate for this period was 35%. Management of Prosperity believes that the effective tax rate more accurately reflects the tax that will be incurred by the combined companies.

UNAUDITED PRO FORMA CONSOLIDATED

COMBINED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2005

	Prosperity Historical	First Capital Bankers Historical	Grapeland Bancshares Historical	SNB Bancshares Historical	Pro Forma Adjustments			Adjusted Prosperity Subtotal		Adjusted Texas United Subtotal*	Pro Forma Adjustments			Pro Forma Combined
	(In thousands, except per share data)
Interest income:
Loans, including fees	$99,958	$5,192	$2,698	$44,134	$			$151,982		$73,665	$			$225,647
Securities	60,866	932	469	15,784		(460	)(a)	77,591		12,305				89,896
Federal funds sold and other interest income	1,299	—	109	224				1,632		614				2,246

Total interest income	162,123	6,124	3,276	60,142		(460)		231,205		86,584				317,789

Interest expense:
Deposits	43,643	1,406	767	18,753				64,569		16,042				80,611
Federal funds purchased and other borrowings	2,688	215	876	5,911		(705	)(b)	8,985		7,310		(142	)(g)	16,153
Junior subordinated debentures	4,895	706	—	2,706				8,307		2,706		(742	)(h)	10,271

Total interest expense	51,226	2,327	1,643	27,370		(705)		81,861		26,058		(884)		107,035

Net interest income	110,897	3,797	1,633	32,772		245		149,344		60,526		884		210,754
Provision for credit losses	480	1,075	269	10,351		(1,285	)(c)	10,890		4,213				15,103

Net interest income after provision for credit losses	110,417	2,722	1,364	22,421		1,530		138,454		56,313		884		195,651

Noninterest income:
Customer service fees	24,985	992	300	889				27,166		10,437				37,603
Other	5,115	451	91	769				6,426		6,637				13,063
Impairment write-down of securities	—	—	—	(13,777)		—		(13,777)		—		—		(13,777)
Gain on sale of loans	—	—	—	—				—		9,543				9,543
Gain (loss) on sale of securities	(79)	—	(456)	128				(407)		(230)				(637)

Total noninterest income	30,021	1,443	(65)	(11,991)				19,408		26,387				45,795

Noninterest expense:
Salaries and employee benefits	36,672	3,419	841	11,850		(5,447	)(c)	47,335		38,125		(7,032	)(i)	78,817
												389	(j)
Net occupancy expense	6,663	1,596	236	2,132		(2,142	)(c)	8,485		8,969		(550	)(i)	16,904
Data processing	2,837	4,756	143	1,739		(5,130	)(c)	4,345		1,512		(883	)(i)	4,974
Core deposit intangibles amortization	3,912	—	—	—		1,446	(d)	5,358		1,180		5,500	(k)	12,038
Other	18,873	3,806	936	5,787		(5,799	)(c)	23,603		16,114		(4,429	)(i)	35,288

Total noninterest expense	68,957	13,577	2,156	21,508		(17,072)		89,126		65,900		(7,005)		148,021

Income (loss) before federal income taxes	71,481	(9,412)	(857)	(11,078)		18,602		68,736		16,800		7,889		93,425
Provision (benefit) for federal income taxes	23,621	(2,533)	—	(3,766)		6,427	(e)	23,749		5,630		2,710	(l)	32,089

Net income (loss)	$47,860	$(6,879)	$(857)	$(7,312)		$12,175		$44,987		$11,170		$5,179		$61,336

Basic earnings (loss) per share:
Earnings (loss) per share	$1.79	$(2.46)	$(0.03)	$(0.59)				$1.40	(f)	$1.18				$1.47	(m)
Weighted average shares outstanding	26,706	2,795	30,000	12,435				32,203		9,461				41,693

Diluted earnings (loss) per share:
Earnings (loss) per share	$1.77	$(2.42)	$(0.03)	$(0.59)				$1.38	(f)	$1.15				$1.45	(m)
Weighted average shares outstanding	27,024	2,837	30,000	12,435				32,600		9,715				42,344

*	The information in this column is taken from the Pro Forma Combined column on the Unaudited Pro Forma Consolidated Combined Statement of Earnings of Texas United for the year ended December 31, 2005 following this statement of income.

(a)	This adjustment represents the lost earnings associated with the sale of Grapeland Bancshares’ securities portfolio to fund the payoff of its long-term debt.

(b)	This adjustment represents the interest expense savings as a result of the payoff of Grapeland Bancshares’ long-term debt.

(c)	This adjustment represents the reversal of direct acquisition entries booked by First Capital and Grapeland Bancshares in connection with the merger and the anticipated operational savings in connection with the acquisition of First Capital, Grapeland Bancshares and SNB Bancshares for the combined company over a twelve month period. Prosperity anticipates that these savings will occur through the combination of back office operations and elimination of duplicate general, administrative and salary and benefits expense.

(d)	This adjustment represents eleven months of amortization on core deposit intangibles of $1.2 million acquired in the acquisition of Grapeland Bancshares, two months of amortization on core deposit intangibles of $13.4 million acquired in the acquisition of First Capital and twelve months of amortization on core deposit intangibles of $5.7 million acquired in the acquisition of SNB Bancshares, all of which are being amortized on an accelerated basis over eight years.

(e)	This adjustment represents the net federal income tax effect of the pro forma adjustments with respect to the First Capital, Grapeland Bancshares and SNB Bancshares acquisitions using an effective tax rate of 34.55%. Prosperity’s statutory tax rate for this period was 35%. Management of Prosperity believes that the effective tax rate more accurately reflects the tax that will be incurred by the combined companies.

(f)	Basic and diluted earnings per share of Prosperity, before giving effect to the proposed acquisition of Texas United, excluding the one time impairment write-down loss on SNB Bancshares securities of $13.8 million and the one time additional provision for loan losses of $7.9 million related to the sale of SNB Bancshares loans prior to acquisition would have been $1.84 and $1.82, respectively.

(g)	This adjustment represents the interest savings from the repayment of Texas United’s line of credit with a commercial bank that is secured with stock of State Bank as required by the merger agreement.

(h)	This adjustment represents the recapture of twelve months of interest expense that has been paid on the junior subordinated debentures of Texas United issued to GNB Capital Trust I, which debentures will be redeemed as required by the merger agreement.

(i)	This adjustment represents the anticipated operational cost savings in connection with the acquisition of Texas United for the combined company over a twelve month period. Prosperity anticipates that these savings will occur through the combination of back office operations and elimination of duplicate general, administrative and salary and benefits expense.

(j)	This adjustment represents twelve months of expense related to the issuance of $1.0 million in shares of restricted Prosperity common stock (28,802 shares at a $35.00 per share price of Prosperity common stock) to certain officers of Texas United as provided by employment agreements with such officers, which employment agreements are required by the merger agreement.

(k)	This adjustment represents twelve months of amortization on core deposit intangibles of $31.0 million acquired in the acquisition of Texas United, which will be amortized on an accelerated basis over ten years.

(l)	This adjustment represents the net federal income tax effect of the pro forma adjustments with respect to the Texas United acquisition using an effective tax rate of 34.35%. Prosperity’s statutory tax rate for this period was 35%. Management of Prosperity believes the effective tax rate more accurately reflects the tax that will be incurred by the combined companies.

(m)	Basic and diluted earnings per share of Prosperity, after giving effect to the proposed acquisition of Texas United, excluding the one time impairment write-down loss on SNB Bancshares securities of $13.8 million and the one time additional provision for loan losses of $7.9 million related to the sale of SNB Bancshares loans prior to acquisition would have been $1.81 and $1.78, respectively.

Basic and diluted earnings per share excluding the impairment write-down loss and one time additional provision for loan losses in footnotes (f) and (m) are considered non-GAAP financial measures as defined in the rules and regulations of the Securities and Exchange Commission. Management of Prosperity believes that this presentation of basic and diluted earnings per share excluding such impairment write-down loss and one time additional provision for loan losses should clarify investors’ understanding of SNB Bancshares’ earnings performance prior to completion of the SNB Bancshares acquisition and the anticipated earnings performance of the combined company following completion of the SNB Bancshares acquisition. The reconciliation of Prosperity’s earnings per share calculated on a GAAP basis to the non-GAAP earnings per share is set forth below (in thousands, except per share data):

Net income (GAAP)	$61,336
Add: One time impairment write-down loss on SNB Bancshares securities	13,777
One time additional provision for loan losses on sale of SNB Bancshares loans	7,900
Tax effect of one time additions	(7,489)

Net income (non-GAAP)	$75,524

Weighted average shares outstanding (basic)	41,693
Weighted average shares outstanding (diluted)	42,344

Non-GAAP earnings per share (basic)	$1.81
Non-GAAP earnings per share (diluted)	1.78

UNAUDITED PRO FORMA CONSOLIDATED COMBINED FINANCIAL INFORMATION

OF TEXAS UNITED

The following unaudited pro forma consolidated combined financial information of Texas United for the year ended December 31, 2005 is presented to show the impact on Texas United’s historical financial position and results of operations of the completion of the Gateway Holding Company acquisition, which was consummated on December 1, 2005.

The unaudited Pro Forma Consolidated Combined Statement of Earnings of Texas United for the year ended December 31, 2005 assumes that the acquisition of Gateway Holding Company by Texas United was consummated on January 1, 2005. The following information should be read in conjunction with and is qualified in its entirety by Texas United’s consolidated financial statements and accompanying notes which are incorporated by reference into this joint proxy statement/prospectus.

The unaudited pro forma consolidated combined financial information is intended for informational purposes and is not necessarily indicative of the future financial position or future operating results of the combined company or of the financial position or operating results of the combined company that would have actually occurred had the acquisition been in effect as of the date or for the period presented.

UNAUDITED PRO FORMA CONSOLIDATED

COMBINED STATEMENT OF EARNINGS OF TEXAS UNITED

FOR THE YEAR ENDED DECEMBER 31, 2005

	Texas United Historical	Gateway Historical	Pro Forma Adjustments		Pro Forma Combined
	(In thousands, except per share data)
Interest income:
Loans, including fees	$64,593	$8,720	$352	(a)	$73,665
Securities	10,908	1,397			12,305
Federal funds sold and other interest income	234	380			614

Total interest income	75,735	10,497	352		86,584

Interest expense:
Deposits	14,024	2,018			16,042
Federal funds sold and purchased and other borrowings	7,024	286			7,310
Junior subordinated debentures	1,721	234	751	(b)	2,706

Total interest expense	22,769	2,538	751		26,058

Net interest income, before provision for credit losses	52,966	7,959	(399)		60,526
Provision for credit losses	3,838	375			4,213

Net interest income after provision for credit losses	49,128	7,584	(399)		56,313

Noninterest income:
Customer service fees	9,185	1,252			10,437
Other	15,646	534			16,180
Gain (loss) on sale of securities	(169)	(672)	611	(c)	(230)

Total noninterest income	24,662	1,114	611		26,387

Noninterest expense:
Salaries and employee benefits	33,855	5,470	(1,200	)(d)	38,125
Net occupancy expense	7,809	1,183	(23	)(e)	8,969
Data processing	1,026	486			1,512
Core deposit intangibles amortization	779	8	393	(f)	1,180
Other	14,171	1,940	3	(g)	16,114

Total noninterest expense	57,640	9,087	(827)		65,900

Income (loss) before federal income taxes	16,150	(389)	1,039		16,800
Provision for federal income taxes	5,414	(132)	348	(h)	5,630

Net income (loss)	$10,736	$(257)	$691		$11,170

Basic earnings (loss) per share:
Earnings (loss) per share	$1.17	$(0.17)			$1.18
Weighted average shares outstanding	9,165	1,531			9,461

Diluted earnings (loss) per share:
Earnings (loss) per share	$1.14	$(0.17)			$1.15
Weighted average shares outstanding	9,419	1,531			9,715

(a)	This adjustment represents the interest income that would have been realized for the year related to the fair value appreciation on the loan portfolio acquired from Gateway.

(b)	This adjustment represents interest expense associated with the issuance of approximately $16.0 million in junior subordinated debentures to fund the cash portion of the merger consideration.

(c)	This adjustment represents the reversal of losses incurred on the sales of investment securities related to the repositioning of Gateway’s investment securities portfolio in connection with the Gateway acquisition.

(d)	This adjustment represents the reversal of salaries and benefits expense paid to an executive in connection with the Gateway acquisition.

(e)	This adjustment represents a net reduction in depreciation/occupancy expense as a result of purchase accounting adjustments.

(f)	This adjustment represents eleven months of amortization on core deposit intangibles of $4.8 million acquired in the acquisition of Gateway, which is being amortized over eight years.

(g)	This adjustment represents noninterest expense that would have been realized for the year related to the fair value write-down of certain certificates of deposit acquired from Gateway.

(h)	This adjustment represents the net federal income tax effect of the pro forma adjustments using an effective tax rate of 33.52%. Texas United’s statutory tax rate for this period was 35%. Management of Texas United believes that the effective tax rate more accurately reflects the tax that will be incurred by the combined companies.